Inventories	6 Months Ended
Jun. 30, 2022
Inventories

13.	Inventories

Inventories include the following:

	June 30,	December 31,
€ in thousand	2022	2021
Raw materials	99,195	102,082
Work in progress	116,188	55,681
Finished goods	14,636	8,135
Purchased goods (third party products)	3,638	7,362
Gross amount of Inventory before write-down	233,657	173,260
Less: write-down	(138,455)	(49,162)
Inventory	95,201	124,098

The increase in work in progress and finished goods is primarily related to the production of the COVID-19 vaccine.

Write-down provisions related to the inventory categories as follows:

	June 30,	December 31,
€ in thousand	2022	2021
Raw materials	71,325	29,751
Work in progress	62,452	15,096
Finished goods	4,317	3,974
Purchased goods (third party products)	361	342
Total write-down provision	138,455	49,162

Valneva suspended the manufacturing of VLA 2001. As a result, raw material acquired to produce VLA2001 which cannot be repurposed and used for other products may go unused. As at the June 30, 2022, €71.3 million of the raw material write-down provision (December 31, 2021: €29.8 million) as well as €60.6 million of the work in progress write-down provision (December 31, 2021: €11.8 million) was related to VLA2001 due to the reduced expected sales volumes for VLA2001. As at June 30, 2022, VLA2001-related inventory amounted to €188.4 million gross and €56.5 million net. The remaining write-down provision was related to Valneva’s commercialized vaccines IXIARO and DUKORAL due to the current COVID-19 pandemic. Commercial inventories not carrying a minimum residual shelf-life at the expected time of sale on the basis of the most current sales expectations have been written down. These write-downs totaled €6.2 million as at June 30, 2022 (December 31, 2021: €7.6 million), of which €4.3 million (December 31, 2021: €4.0 million) related to finished goods, €1.5 million (December 31, 2021: €3.3 million) related to work in progress and €0.4 million (December 31, 2021: €0.3 million) related to purchased goods.

In the six months ended June 30, 2022, the cost of inventories, which is recognized as an expense and is included in the position “Cost of goods and services”, amounted to €110.0 million (six months ended June 30, 2021: €12.1 million), of which €97.0 million (six months ended June 30, 2021: €4.4 million) related to write-down of inventory. In the six months ended June 30, 2022, €100.6 million (six months ended June 30, 2021: €1.3 million) of these expenses related to the VLA2001 and stem from write-downs of inventory, which is expected not to be sold, failed batches and batches at risk of failure.

As the travel industry is recovering, the previous write-down of our travel vaccines was reassessed as of June 30, 2022. The release of write-downs relating to commercialized products which originally had been posted due to lower sales expectations and limited shelf life of the products led to an income of €3.5 million in the six months ended June 30, 2022 (six months ended June 30, 2021: €3.1 million expense).